UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2008

TOMOTHERAPY INCORPORATED
 (Exact name of registrant as specified in its charter)

Wisconsin	001-33452	39-1914727
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way Madison, Wisconsin	53717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 824-2800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.

On September 11, 2008, TomoTherapy Incorporated (the “Company”) entered into a new and revised Equity Interest Transfer Agreement with Sichuan Nanguang Vacuum Technology Incorporated Ltd. (“Nanguang”) and Yao Chongguo (“Yao”) to acquire 100% of the stock of Chengdu Twin-Peak Accelerator Technology Inc. (“Twin Peak”), a privately held company based in Chengdu, China. Also on September 11, 2008, the Company terminated the original Equity Interest Transfer Agreement with Nanguang and Yao dated April 17, 2008.

The new and revised Equity Interest Transfer Agreement is substantially similar to the agreement dated April 17, 2008, with some modifications. If Twin Peak cannot deliver a linear accelerator that meets the Company’s specifications by January 31, 2009, then the Company has the option to either 1) cease linear accelerator development and close Twin Peak, in which case the second and third installments would not be due from the Company, or 2) cease production at the Twin Peak facility and obtain the intellectual property rights to manufacture the linear accelerators elsewhere, in which case an additional payment to Nanguang and Yao would be due. Also, the second and third installment payment dates were shifted to on or before July 31, 2009 and July 31, 2010, respectively.

It is anticipated that the closing of the transaction will now take place in approximately thirty to sixty days, subject to satisfaction of closing conditions, including government approvals. After the closing, the Company will own all of the equity interest of Twin Peak.

The Equity Interest Transfer Agreement dated September 11, 2008, as redacted in accordance with a request for confidential treatment, is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Termination Agreement dated September 11, 2008 is attached hereto as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1*	Equity Interest Transfer Agreement dated September 11, 2008
10.2	Termination Agreement dated September 11, 2008

* Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from the Form 8-K and submitted separately to the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMOTHERAPY INCORPORATED

Dated: September 17, 2008	By:	/s/ Stephen C. Hathaway

Stephen C. Hathaway Chief Financial Officer

EXHIBIT INDEX

Number	Description
10.1*	Equity Interest Transfer Agreement dated September 11, 2008
10.2	Termination Agreement dated September 11, 2008

* Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from the Form 8-K and submitted separately to the Securities and Exchange Commission.